Washington Federal, Inc.
Fact Sheet
March 31, 2012
($ in Thousands)

Exhibit 99.2
	9/11 QTR		12/11 QTR		3/12 QTR

Loan Loss Reserve - Total	$157,160		$154,540		$143,819
General	115,248		114,552		114,039
Specific	41,912		39,988		29,781
Allowance as a % of Gross Loans	1.89%		1.88%		1.79%

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,543,437	11.82%	1,549,770	11.73%	1,557,847	11.76%
Core	1,543,437	11.82	1,549,770	11.73	1,557,847	11.76
Risk Based	1,624,817	24.68	1,632,494	24.96	1,638,680	25.61

	9/11 QTR	9/11 YTD	12/11 QTR		3/12 QTR	3/12 YTD
Loan Originations - Total	$319,030	$1,307,590	$285,763		$263,768	$549,531
Single-Family Residential	120,428	557,902	121,430		114,954	236,384
Construction - Speculative	36,510	126,042	31,389		27,951	59,340
Construction - Custom	82,204	289,113	51,420		38,184	89,604
Land - Acquisition & Development	2,361	14,957	1,994		3,714	5,708
Land - Consumer Lot Loans	1,976	9,968	1,452		3,027	4,479
Multi-Family	15,007	122,618	38,431		30,135	68,566
Commercial Real Estate	5,928	18,120	22,215		10,900	33,115
Commercial & Industrial	45,135	134,940	8,239		26,637	34,876
HELOC	9,481	33,711	9,193		8,266	17,459
Consumer	—	219	—		—	—

1 of 11

Washington Federal, Inc.
Fact Sheet
March 31, 2012
($ in Thousands)

	9/11 QTR	9/11 YTD	12/11 QTR	3/12 QTR	3/12 YTD
Loan Servicing Fee Income	$1,923	$7,211	$1,774	$2,052	$3,826
Other Fee Income	956	3,471	1,170	775	1,945
Total Fee Income	2,879	10,682	2,944	2,827	5,771

	9/11 QTR	9/11 YTD	12/11 QTR	3/12 QTR	3/12 YTD
Operating Expenses/Average Assets	1.02%	1.01%	1.01%	1.08%	1.05%
Efficiency Ratio	31.39	31.30	31.71	33.58	32.65
Amortization of Intangibles	$345	$1,447	$380	$407	$787

Repayments	9/11 QTR	9/11 YTD	12/11 QTR	3/12 QTR	3/12 YTD
Loans	$399,013	$1,822,128	$525,313	$439,112	$964,425
MBS	156,512	648,380	335,274	294,904	630,178

EOP Numbers	9/11 QTR		12/11 QTR	3/12 QTR
Shares Issued and Outstanding	108,976,410		107,460,435	106,867,527

Share repurchase information	9/11 QTR	9/11 YTD	12/11 QTR	3/12 QTR	3/12 YTD
Remaining shares auth. for repurchase	9,083,514	9,083,514	7,533,514	6,908,314	6,908,314
Shares repurchased	1,500,000	3,804,800	1,550,000	625,200	2,175,200
Average share repurchase price	$15.37	$15.68	$13.11	$16.00	$13.93

2 of 11

Washington Federal, Inc.
Fact Sheet
March 31, 2012
($ in Thousands)

Tangible Common Book Value	9/11 QTR	12/11 QTR	3/12 QTR
$ Amount	$1,650,262	$1,653,435	$1,650,807
Per Share	15.14	15.39	15.45

# of Employees	1,221	1,241	1,248
Tax Rate - Going Forward	36.00%	36.00%	36.00%

Investments	9/11 QTR	12/11 QTR	3/12 QTR
Available-for-sale:
Agency MBS	$3,011,090	$3,343,771	$3,372,397
Other	244,054	204,305	315,228
	$3,255,144	$3,548,076	$3,687,625
Held-to-maturity:
Agency MBS	$45,086	$41,431	$37,912
Other	1,950	795	795
	$47,036	$42,226	$38,707

3 of 11

Washington Federal, Inc.
Fact Sheet
March 31, 2012
($ in Thousands)

	AS OF 9/30/11		AS OF 12/31/11		AS OF 3/31/12
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,218,878	74.9%	$6,082,490	74.1%	$5,973,633	74.4%
Construction - Speculative	140,459	1.7%	130,120	1.6%	128,857	1.6%
Construction - Custom	279,851	3.4%	271,227	3.3%	235,566	2.9%
Land - Acquisition & Development	200,692	2.4%	175,965	2.1%	156,458	1.9%
Land - Consumer Lot Loans	163,146	2.0%	154,874	1.9%	149,966	1.9%
Multi-Family	700,673	8.4%	689,149	8.4%	687,696	8.6%
Commercial Real Estate	303,442	3.7%	415,394	5.1%	394,489	4.9%
Commercial & Industrial	109,332	1.3%	93,792	1.1%	102,685	1.3%
HELOC	115,092	1.4%	132,089	1.6%	130,583	1.6%
Consumer	67,509	0.8%	63,243	0.8%	71,205	0.9%
	$8,299,074	100%	$8,208,343	100%	$8,031,138	100%
Less:
ALL	157,160		154,540		143,819
Loans in Process	170,229		159,437		133,379
Discount on Acquired Loans	—		48,929		43,687
Deferred Net Origination Fees	35,808		35,362		34,236
	363,197		398,268		355,121
	$7,935,877		$7,810,075		$7,676,017

	AS OF 9/30/11		AS OF 12/31/11		AS OF 3/31/12
Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,107,499	77.0%	$5,968,821	76.4%	$5,862,053	76.5%
Construction - Speculative	101,005	1.3%	88,341	1.1%	86,255	1.1%
Construction - Custom	145,934	1.8%	159,091	2.0%	144,017	1.9%
Land - Acquisition & Development	160,028	2.0%	138,749	1.8%	128,660	1.7%
Land - Consumer Lot Loans	156,922	2.0%	145,923	1.9%	141,614	1.8%
Multi-Family	688,694	8.7%	665,649	8.5%	670,790	8.7%
Commercial Real Estate	294,667	3.7%	396,342	5.1%	355,912	4.6%
Commercial & Industrial	103,425	1.3%	62,592	0.8%	95,274	1.2%
HELOC	113,456	1.4%	124,280	1.6%	123,457	1.6%
Consumer	64,247	0.8%	60,287	0.8%	67,985	0.9%
	$7,935,877	100%	$7,810,075	100%	$7,676,017	100%

* Excludes covered loans

4 of 11

Washington Federal, Inc.
Fact Sheet
March 31, 2012
($ in Thousands)

	AS OF 9/30/11			AS OF 12/31/11			AS OF 3/31/12
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,261,208	49.1%	64	$4,265,429	48.1%	64	$4,257,205	48.3%	64
ID	590,595	6.8%	16	583,244	6.6%	16	586,625	6.7%	16
OR	1,374,167	15.9%	28	1,343,553	15.1%	28	1,352,292	15.4%	28
UT	344,655	4.0%	10	340,278	3.8%	10	338,766	3.9%	10
NV	214,057	2.5%	4	204,034	2.3%	4	203,674	2.3%	4
TX	128,361	1.5%	6	125,592	1.4%	6	126,557	1.4%	6
AZ	1,283,853	14.8%	21	1,330,322	15.0%	22	1,256,135	14.3%	22
NM	469,007	5.4%	11	683,223	7.7%	16	677,186	7.7%	16
Total	$8,665,903	100.0%	160	$8,875,675	100.0%	166	$8,798,440	100.0%	166

	9/11 QTR			12/11 QTR			3/12 QTR
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$235,146	2.7%		$266,073	3.0%		$267,031	3.0%
NOW (interest)	543,907	6.3		584,517	6.6		594,878	6.8
Savings (passbook/stmt)	255,396	2.9		273,823	3.1		291,958	3.3
Money Market	1,627,738	18.8		1,725,804	19.4		1,710,756	19.4
CD's	6,003,716	69.3		6,025,458	67.9		5,933,817	67.5
Total	$8,665,903	100.0%		$8,875,675	100.0%		$8,798,440	100.0%

Deposits greater than $250,000 - EOP	$921,462			$1,001,418			$992,794

Brokered Deposits	$—			$—			$—

5 of 11

Washington Federal, Inc.
Fact Sheet
March 31, 2012
($ in Thousands)

	9/11 QTR		12/11 QTR		3/12 QTR
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	126,624	60.3%	121,218	65.3%	116,284	70.0%
Construction - Speculative	15,383	7.3	9,076	4.9	8,190	4.9
Construction - Custom	635	0.3	635	0.3	539	0.3
Land - Acquisition & Development	37,339	17.7	35,149	18.9	25,036	15.1
Land - Consumer Lot Loans	8,843	4.2	6,851	3.7	5,641	3.4
Multi-Family	7,664	3.6	7,028	3.8	4,530	2.7
Commercial Real Estate	11,380	5.4	4,774	2.6	4,997	3.0
Commercial & Industrial	1,679	0.8	8	—	1	—
HELOC	481	0.2	611	0.3	591	0.4
Consumer	437	0.2	433	0.2	344	0.2
Total non-accrual loans	210,465	100.0%	185,783	100.0%	166,153	100.0%
Total REO	129,175		126,432		99,826
Total REHI	30,654		31,450		20,269
Total non-performing assets	$370,294		$343,665		$286,248

Total non-performing assets as a
% of total assets	2.76%		2.52%		2.11%

6 of 11

Washington Federal, Inc.
Fact Sheet
March 31, 2012
($ in Thousands)

	9/11 QTR		12/11 QTR		3/12 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$309,372	82.0%	$322,669	80.3%	$352,622	82.6%
Construction - Speculative	15,481	4.1	18,782	4.7	20,485	4.8
Construction - Custom	—	—	1,196	0.3	—	—
Land - Acquisition & Development	18,033	4.8	23,299	5.8	20,443	4.8
Land - Consumer Lot Loans	13,124	3.5	14,411	3.6	14,389	3.4
Multi-Family	19,046	5.0	18,635	4.6	16,955	4.0
Commercial Real Estate	1,435	0.4	1,729	0.4	1,714	0.4
Commercial & Industrial	828	0.2	804	0.2	4	—
HELOC	177	—	263	0.1	177	—
Consumer	—	—	—	—	—	—
Total restructured loans (2)	377,496	100.0%	401,788	100.0%	426,789	100.0%

(2) Restructured loans were as follows:
Performing	$320,018	84.8%	$361,551	90.0%	$387,010	90.7%
Non-accrual *	57,478	15.2	40,237	10.0	39,779	9.3
* Included in "Total non-accrual loans" above	$377,496	100.0%	$401,788	100.0%	$426,789	100.0%

7 of 11

Washington Federal, Inc.
Fact Sheet
March 31, 2012
($ in Thousands)

	9/11 QTR		12/11 QTR		3/12 QTR
	AMOUNT	CO %**	AMOUNT	CO %**	AMOUNT	CO %**
Net Charge-offs by Category
Single-Family Residential	$13,897	0.89%	$11,329	0.75%	$14,246	0.95%
Construction - Speculative	(263)	(0.75)	440	1.35	980	3.04
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	3,043	6.07	2,131	4.84	11,738	30.01
Land - Consumer Lot Loans	801	1.96	671	1.73	687	1.83
Multi-Family	175	0.10	1,079	0.63	98	0.06
Commercial Real Estate	245	0.32	—	—	146	0.15
Commercial & Industrial	103	0.38	(2,191)	(9.34)	59	0.23
HELOC	95	0.33	(52)	(0.16)	76	0.23
Consumer	443	2.62	422	2.67	691	3.88
Total net charge-offs	$18,539	0.89%	$13,829	0.67%	$28,721	1.43%
** Annualized Net Charge-offs divided by Gross Balance

	9/11 QTR		12/11 QTR		3/12 QTR
SOP 03-3
Accretable Yield	$37,072		$31,721		$46,485
Non-Accretable Yield	190,895		190,895		219,636
Total Contractual Payments	$227,967		$222,616		$266,121

Interest Rate Risk
One Year GAP	(16.5)%		(18.1)%		(14.5)%
NPV post 200 bps shock*	11.04%		10.87%		13.04%
Change in NII after 200 bps shock*	(3.30)%		(3.40)%		(3.40)%
* Assumes no balance sheet management
	9/11 QTR		12/11 QTR		3/12 QTR
CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$1,531,968	1.37%	$1,126,426	1.20%	$1,209,647	0.86%
From 4 to 6 months	1,053,840	1.26	1,193,610	0.88	981,387	0.96
From 7 to 9 months	673,707	1.22	725,357	1.17	1,074,104	1.33
From 10 to 12 months	677,778	1.21	1,071,946	1.33	628,188	1.63

8 of 11

Washington Federal, Inc.
Fact Sheet
March 31, 2012
($ in Thousands)

Historical CPR Rates ***
	WAFD	WAFD
Average for Quarter Ended	SFR Mortgages	GSE MBS
9/30/2010	24.0%	25.6%
12/31/2010	30.1	28.6
3/31/2011	20.9	17.1
6/30/2011	13.3	12.1
9/30/2011	17.1	17.5
12/31/2011	22.0	32.6
3/31/2012	19.5	27.5

*** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

9 of 11

Washington Federal, Inc.
Fact Sheet
March 31, 2012
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

March 31, 2012
Single-Family Residential	32,195	185	$5,972,066	223	143	526	892	2.77%	$185,142	3.10%
Construction - Speculative	527	195	102,793	1	3	18	22	4.17	5,198	5.06
Construction - Custom	580	251	145,406	—	1	1	2	0.34	561	0.39
Land - Acquisition & Development	221	682	150,718	—	3	18	21	9.50	21,128	14.02
Land - Consumer Lot Loans	1,611	93	149,966	10	10	36	56	3.48	7,811	5.21
Multi-Family	1,120	606	678,960	—	2	5	7	0.63	5,213	0.77
Commercial Real Estate	939	419	393,396	16	4	6	26	2.77	5,365	1.36
Commercial & Industrial	536	192	102,666	3	1	2	6	1.12	6	0.01
HELOC	1,998	65	130,583	5	2	7	14	0.70	711	0.54
Consumer	10,784	7	71,205	181	69	62	312	2.89	2,087	2.93
	50,511		7,897,759	439	238	681	1,358	2.69%	233,222	2.95%

December 31, 2011
Single-Family Residential	32,704	186	$6,080,965	248	113	544	905	2.77%	$192,588	3.17%
Construction - Speculative	524	200	104,654	11	1	15	27	5.15	6,152	5.88
Construction - Custom	678	237	160,717	1	—	1	2	0.29	1,160	0.72
Land - Acquisition & Development	224	758	169,752	2	1	21	24	10.71	26,573	15.65
Land - Consumer Lot Loans	1,633	95	154,874	10	9	50	69	4.23	9,268	5.98
Multi-Family	1,131	597	675,772	3	1	7	11	0.97	8,670	1.28
Commercial Real Estate	752	550	413,343	5	—	7	12	1.60	4,583	1.11
Commercial & Industrial	487	192	93,498	2	—	3	5	1.03	50	0.05
HELOC	1,924	69	132,089	2	2	6	10	0.52	814	0.62
Consumer	11,479	6	63,243	204	109	94	407	3.55	2,257	3.57
	51,536		8,048,907	488	236	748	1,472	2.86%	252,115	3.13%

September 30, 2011
Single-Family Residential	33,288	187	$6,217,670	253	99	544	896	2.69%	$202,207	3.25%
Construction - Speculative	557	207	115,409	2	—	34	36	6.46	8,566	7.42
Construction - Custom	685	216	147,764	—	—	1	1	0.15	635	0.43
Land - Acquisition & Development	233	831	193,613	2	—	27	29	12.45	34,256	17.69
Land - Consumer Lot Loans	1,699	96	163,146	14	11	68	93	5.47	11,297	6.92
Multi-Family	1,163	601	699,340	—	2	6	8	0.69	8,575	1.23
Commercial Real Estate	544	552	300,307	4	—	8	12	2.21	8,292	2.76
Commercial & Industrial	428	255	108,995	1	1	2	4	0.93	2,287	2.10
HELOC	1,817	63	115,092	4	1	6	11	0.61	1,033	0.90
Consumer	12,060	6	67,509	194	94	80	368	3.05	2,075	3.07
	52,474		8,128,845	474	208	776	1,458	2.78%	279,223	3.43%

10 of 11

Washington Federal, Inc.
Fact Sheet
March 31, 2012
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	September 30, 2011			December 31, 2011			March 31, 2012
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$8,476,006	$127,943	5.99%	$8,370,466	$127,480	6.06%	$8,081,677	$123,771	6.05%
Mortgage-backed securities	2,783,572	27,822	3.97	3,146,219	26,296	3.33	3,541,962	28,682	3.26
Cash & Investments	1,029,802	3,208	1.24	1,014,559	2,151	0.84	932,074	2,151	0.91
FHLB stock	151,753	2	0.01	151,944	—	—	152,698	—	—

Total interest-earning assets	12,441,133	158,975	5.07%	12,683,188	155,927	4.89%	12,708,411	154,604	4.89%
Other assets	966,680			898,176			888,899

Total assets	$13,407,813			$13,581,364			$13,597,310

Liabilities and Equity
Customer accounts	8,708,928	26,070	1.19%	8,826,157	23,949	1.08%	8,821,377	22,016	1.00%
FHLB advances	1,940,573	20,858	4.26	1,961,261	20,735	4.21	1,960,358	20,516	4.21
Other borrowings	800,000	7,529	3.73	800,000	7,528	3.74	800,000	7,447	3.74

Total interest-bearing liabilities	11,449,501	54,457	1.89%	11,587,418	52,212	1.79%	11,581,735	49,979	1.74%
Other liabilities	86,422			90,416			101,738

Total liabilities	11,535,923			11,677,834			11,683,473
Stockholders’ equity	1,871,890			1,903,530			1,913,837

Total liabilities and equity	$13,407,813			$13,581,364			$13,597,310

Net interest income		$104,518			$103,715			$104,625

Net interest margin (1)			3.36%			3.27%			3.29%

(1)	Annualized net interest income divided by average interest-earning assets.

11 of 11